Exhibit 99.2

Legal Notice Investors@AVANGRID.com FORWARD LOOKING STATEMENTS Certain statements in this presentation may relate to our future business and financial performance and future events or developments involving us and our subsidiaries that are not purely historical and may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “should,” “would,” “could,” “can,” “expect(s,)” “believe(s),” “anticipate(s),” “intend(s),” “plan(s),” “estimate(s),” “project(s),”“assume(s),” “guide(s),” “target(s),” “forecast(s),” “are (is) confident that” and “seek(s)” or the negative of such terms or other variations on such terms or comparable terminology. Such forward looking statements include, but are not limited to, statements about our plans, objectives and intentions, outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on our business, results of operations or financial condition. Such statements are based upon the current reasonable beliefs, expectations and assumptions of our management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2017, which is on file with the Securities and Exchange Commission (SEC) and available on our investor relations website at www.Avangrid.com and on the SEC website at www.sec.gov. Additional information will also be set forth in subsequent filings with the SEC. You should consider these factors carefully in evaluating for-ward looking statements. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. About AVANGRID Avangrid, Inc. (NYSE: AGR) is a diversified energy and utility company with approximately $32 billion in assets and operations in 27 states. The company owns regulated utilities and electricity generation assets through two primary lines of business, Avangrid Networks and Avangrid Renewables. Avangrid Networks is comprised of eight electric and natural gas utilities, serving approximately 3.2 million customers in New York and New England. Avangrid Renewables operates 6.7 gigawatts of electricity capacity, primarily through wind power, in 22 states across the United States. AVANGRID employs approximately 6,800 people. For more information, visit www.avangrid.com.

Legal Notice Use of Non-GAAP Financial Measures To supplement our consolidated financial statements presented in accordance with U.S. GAAP, AVANGRID considers certain non-GAAP financial measures that are not prepared in accordance with U.S. GAAP, including adjusted net income, adjusted EPS, adjusted gross margin and adjusted EBITDA. The non-GAAP financial measures we use are specific to AVANGRID and the non-GAAP financial measures of other companies may not be calculated in the same manner. We use these non-GAAP financial measures, in addition to U.S. GAAP measures, to establish operating budgets and operational goals to manage and monitor our business, evaluate our operating and financial performance and to compare such performance to prior periods and to the performance of our competitors. We believe that presenting such non-GAAP financial measures is useful because such measures can be used to analyze and compare profitability between companies and industries because it eliminates the impact of financing and certain non-cash charges as well as allow for an evaluation of AVANGRID with a focus on the performance of its core operations. In addition, we present non-GAAP financial measures because we believe that they and other similar measures are widely used by certain investors, securities analysts and other interested parties as supplemental measures of performance. We provide adjusted net income, which is adjusted to reflect the effect of mark-to-market changes in the fair value of derivative instruments used by AVANGRID to economically hedge market price fluctuations in related underlying physical transactions for the purchase and sale of electricity, adjustments for the non-core Gas Storage business, and the impairment of certain investments and excludes the sale of certain equity investments. We define adjusted EBITDA as net income attributable to AVANGRID, adding back income tax expense, depreciation, amortization, impairment of non-current assets and interest expense, net of capitalization, and then subtracting other income and earnings from equity method investments. We also define adjusted gross margin as adjusted EBITDA adding back operations and maintenance and taxes other than income taxes and then subtracting transmission wheeling. The most directly comparable U.S. GAAP measure to adjusted EBITDA and adjusted gross margin is net income. We believe that presenting these non-GAAP financial measures is useful in understanding and evaluating actual and projected financial performance and contribution of AVANGRID core lines of business and to more fully compare and explain our results.  The most directly comparable U.S. GAAP measure to adjusted net income is net income. We also provide adjusted EPS, which is adjusted net income converted to an earnings per share amount. The use of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, AVANGRID’s U.S. GAAP financial information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness, may be unique to AVANGRID, and should be considered only as a supplement to AVANGRID’s U.S. GAAP financial measures. The non-GAAP financial measures may not be comparable to other similarly titled measures of other companies and have limitations as analytical tools. Non-GAAP financial measures are not primary measurements of our performance under U.S. GAAP and should not be considered as alternatives to operating income, net income or any other performance measures determined in accordance with U.S. GAAP.

2017 Results & 2018 Outlook James Torgerson

Highlights See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS. 4Q ’17 Adjusted Net Income $188M, $0.61/share(1) FY ’17 Adjusted Net Income $682M, $2.20/share(1) 4Q ’17 Net Income ($77M), ($0.25)/share FY ’17 Net Income $381M, $1.23/share Concluded strategic review of Gas Storage Businesses & made decision to pursue the sale of the businesses, resulting in a net loss in 4Q Announced the sale of the Gas Storage trading business in January ’18 & sale of the Gas Storage facilities in February ’18 Federal tax reform resulted in a one-time gain in 4Q in Renewables Wind resource & transmission outage impacted results versus expectations

Highlights

EXECUTING ON THE GROWTH IN OUR STRATEGIC PLAN

Capital investments of **$2.3B,** up **18%** compared to ’16

Executed ~846 MW in ’17, including **2 new PPAs for ~194 MW total** (Coyote Ridge & Tatanka Ridge, SD) with Google & a **new ~166 MW PPA** with Public Service of New Mexico (La Joya) in 4Q ’17

Multi-year rate settlements & FERC formula rates cover ~85% of Rate Base

Growth remains supported by strong credit metrics

DIVIDENDS

Board declared quarterly dividend of $0.432/share on 2/15/18, payable 4/02/18

Planning to increase dividend in ’18 consistent with 65%-75% payout target(1)

(1) Subject to Board Approval.

AVANGRID

Avangrid, “utility of the future”

6

-137% 4Q ’16 4Q ’17 -$0.03 -$0.09 EPS ($/share) Included in Net Income & excluded from Adjusted Net Income: Earnings Results – 4Q ’17 vs. 4Q ’16 4Q ’17 Net Income Primarily Reflects the Impact of Strategic Decision to sell the Gas Storage Businesses -$0.86 Wind farm impairment -$0.12 Gas storage loss from held-for-sale measurement -$1.64 Gas Storage results, net of tax Corporate restructuring charge -$0.03 Renewables mark-to-market +$1.06 Tax Reform impacts from re-measurement of deferred tax assets Amounts may not add due to rounding. Related to the Decision to Sell the Gas Storage Business Tax Reform Other

In addition, Renewables 4Q ’17 performance (~$0.06/share) is lower than expectations, impacted by: Low wind resource Transmission limitations at the El Cabo project -9% Adjusted EPS ($/share)(1) Earnings Results – 4Q ’17 vs. 4Q ’16 Execution of best practices, cost management & multi-year rate plans mitigate the impacts of low wind See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS. Amounts may not add due to rounding Networks (excluding tax): Renewables (excluding tax): Corporate & Tax: -$0.04 -$0.01 -$0.01 4Q’17 vs. 4Q’16 Impacts

-40% +6% Adjusted EPS ($/share)(1) Earnings Results – ’17 vs. ’16 ’17 Net Income/EPS largely impacted by 4Q one-time items Adjusted results improve year-over-year with new rate plans & increases, COD of Amazon Wind Farm U.S. East & our continued focus on operational excellence & best practices… See Appendix for reconciliation of Adjusted EPS to EPS. Amounts may not add due to rounding. EPS ($/share) … which mitigated the impacts of below normal wind resource & transmission constraints impacting the El Cabo project

+18% Capital Spending in 2017 Capital Expenditures(1) increase 18% vs. ’16 Includes 1 GW Safe Harbor purchase for 80% PTCs Accrued capital spending. Includes $6M Gas Storage in FY ’16 & $6M Gas Storage & $1M Corporate in FY ’17. Amounts may not add due to rounding. ($M) $2,262(2) $1,923(2) Networks Renewables +22% +14%

Networks Regulatory Updates 2017 Tax Cut & Jobs Act Fund strategic programs like AMI/DSIP Offsets/adjustments to regulatory assets (storm, environmental etc.) Potential Rate Credits (timing TBD) Reviewing impacts & methodology for ensuring ratepayer benefit NY, CT, ME, MA FERC To issue guidelines on reflecting the lower tax rate & excess accumulated deferred income taxes in formula rates Regulatory Options

Networks Regulatory Updates ROE Complaint IV continues through litigation; initial decision due March 27th No progress on Complaint I remand or Complaint II/III ALJ recommendation FERC Collaborative Earnings Adjustment Mechanism negotiations ongoing; expect to implement in ’18 Determination of AMI schedule deferred to early ’18 with decision anticipated end of 1H ’18 Settlement discussions ongoing in Storm docket a NY a CT & MA a SCG rate settlement Potential rate filings for CNG & BGC in ’18 a Other Regulatory

2018 Outlook as of February 20, ’18 Adjusted EPS excludes the Gas Storage business. Renewables MTM is not excluded because it cannot be estimated. See Appendix for reconciliation of non-GAAP adjusted net income and adjusted EPS to net income. For 2018 management uses adjusted EPS in determining its outlook. ’18 Guidance is Based on: AVANGRID Adjusted EPS(1) $2.22 - $2.50 ’18 Guidance is Based on Adjusted EPS(1) AVANGRID EPS $2.16 - $2.46 Anticipate sale of Gas Storage businesses by end of 1H ’18 Networks Renewables Corporate $1.78 - $1.86 $0.55 - $0.70 ($0.15) – ($0.05) Gas Storage ($0.06) – ($0.03) Networks Renewables Corporate $1.78 - $1.86 $0.55 - $0.70 ($0.15) – ($0.05) Sale of Gas Storage trading business closing in 1Q ’18 & Gas Storage facilities in 2Q ’18 ~($0.06/share) loss of interest income at Corporate (recapitalization due to Gas Storage sale) Normal wind Earning allowed returns & into the sharing bands at the utilities through best practices & cost management Renewables 590 MW COD in ’17, ~255 MW PPAs expiring during ’18

4Q & FY ’17 Financial Results Richard Nicholas

Results by Business $2.04 $1.23 $0.05 $0.70 ($.07) ($1.50) Gas Storage Business Impacts & Tax Reform Drive EPS EPS Amounts may not add due to rounding.

Results by Business $2.08 $2.20 $0.08 $0.06 ($0.02) Adjusted EPS(1) Improves with New Rate Years & NC Wind Farm COD in Early ’17; Reduced by Low Wind Adjusted EPS(1) . See Appendix for reconciliation of Adjusted EPS to EPS. Amounts may not add due to rounding.

4Q ’17 vs. 4Q ’16 -$28M (-$0.09/share) FY ’17 vs. FY ’16 +$25M (+$0.08/share) Distribution, incl. New Rates, offset by: Absence of NY 4Q’16 Depreciation True-up Finance Costs -$0.06/share Distribution New Rates & Cost Management +$0.03/share Transmission +$0.02/share Transmission +$0.04/share Transfer of UIL bond from Networks +$0.01/share Transfer of UIL bond from Networks +$0.03/share Income Tax -$0.04/share Income Tax -$0.01/share Other -$0.02/share Other -$0.01/share Results by Business - Networks Adjusted net income is a non-GAAP financial measure; see Appendix for reconciliation of adjusted net income to net income. Amounts may not add due to rounding. 4Q ’17 Net income $124M 4Q ’17 Adjusted Net Income $133M(1) -17% FY ’17 Net income $496M FY ’17 Adjusted Net Income $507M(1) +5%

4Q ’17 vs. 4Q ’16 +$11M (+$0.04/share) FY ’17 vs. FY ’16 +$20M (+$0.06/share) Wind & Solar - Existing -$0.01/share Wind & Solar - Existing -$0.06/share Wind & Solar - New $0.00/share Wind & Solar - New +$0.03/share PTC Roll-Off -$0.01/share PTC Roll-Off -$0.03/share RECs +$0.01/share RECs +$0.02/share Income Tax +$0.05/share Income Tax +$0.09/share Other +$0.01/share Results by Business - Renewables Adjusted net income is a non-GAAP financial measure; see Appendix for reconciliation of adjusted net income to net income. Amounts may not add due to rounding. 4Q ’17 Net income $218M 4Q ’17 Adjusted Net Income $6M(1) FY ’17 Net income $333M FY ’17 Adjusted Net Income $120M(1) +19% +219%

Adjusted net income is a non-GAAP financial measure; see Appendix for reconciliation of adjusted net income to net income. Amounts may not add due to rounding. 4Q ’17 Net income $53M 4Q ’17 Adjusted Net Income $49M(1) FY ’17 Net income $60M FY ’17 Adjusted Net Income $55M(1) Results by Business - Corporate 4Q ’17 vs. 4Q ’16 - $2M (-$0.01/share) FY ’17 vs. FY ’16 -$7M (-$0.02/share) Transfer of UIL Bond From Networks -$0.01/share Transfer of UIL Bond From Networks -$0.03/share Income Tax -$0.02/share Income Tax -$0.01/share Other +$0.02/share Other +$0.02/share -5% -11%

Avangrid Renewables Earnings Drivers Installed capacity increases to 6,495 MW with 411 MW under construction Amounts may not add due to rounding. * Installed Capacity includes joint ventures. Wind & Solar Installed Capacity (MW)* Montague 201 MW Karankawa 200 MW Wy’East 10 MW

-3% FY ’16 FY ’17 Avangrid Renewables Load Factor Average Load Factor Decreases with below normal wind resources primarily in the West… Load Factor(1) Average annual capacity factor based on wind production & capacity. Amounts may not add due to rounding. pp: percentage point -3% 4Q ’16 4Q ’17 …and transmission limitations at our El Cabo project in the South/Texas region, which have been addressed

Avangrid Renewables Wind Production Higher Wind Production in 4Q ’17 & FY ’17 due to Amazon Wind Farm U.S. East (Northeast)… (1) Does not include JVs. Northeast MidCont South & Texas West 25% 22% 28% 25% FY’ 17 MidCont South & Texas 20% 24% 34% 22% 4Q’ 17 West Northeast Wind Production GWh …despite below normal wind conditions, primarily in the West

Avg. Price(1) ($/MWh) AVANGRID Renewables Average Price PPA prices decrease Energy prices plus RECs for merchant decrease… Average sale price excluding PTC & including REC’s. -3.0% 4Q ’16 4Q ’17 -1.8% FY ’17 FY ’16 …as PPA’s expire & roll to merchant or are re-contracted

Capital expenditures less contribution in aid of construction (CIAC) of $57M. Accrued capex for FY ’17 is $2.3B. Amounts may not add due to rounding. AVANGRID FY ’17 Cash Flow Planned Growth is Supported by Cash from Operations & Debt AVANGRID Consolidated FY ’17 ($M) Cash from Operations Cash capex(1)(2) Available Cash (Debt)

AVANGRID Financial Strength Maintaining Our Strong Balance Sheet FY ’17 $6.3B Net Debt Credit Metrics(1) Net Debt/Adjusted EBITDA Net Leverage 3.0x 30% See Appendix for Company definitions of metrics and reconciliation of adjusted EBITDA to net income, funds from operations (FFO) to net income and net debt to debt. BBB+ Baa1 BBB+ S&P Moody’s Fitch FFO/Debt 29% Credit Metrics are Solid

Appendix

Reconciliation AVANGRID 4Q & FY ’17 Adjusted Net Income

Reconciliation AVANGRID 4Q & FY ’16 Adjusted Net Income

Reconciliation AVANGRID 4Q & FY ’17 Adjusted EPS

Reconciliation – AVANGRID Net Debt

Reconciliation – AVANGRID FFO

-10% -10% AVANGRID Renewables Average Price PPA prices decrease Energy prices plus RECs for merchant decrease Average merchant price including Hedges & REC’s. 4Q ’16 4Q ’17 4Q ’16 4Q ’17 PPA Avg. Price ($/MWh) Merchant Avg. Price(1) ($/MWh) REC Energy +5% -5% FY ’16 FY ’17 FY ’16 FY ’17 REC Energy

Avangrid Renewables Regional Data Average annual capacity factor based on wind production & capacity. Amounts may not add due to rounding. pp: percentage point Load Factor(1) by Area 4Q ’17 vs. 4Q ’16 FY ’17 vs. FY ’16 West 20% 0.0pp 25% -2.8pp MidCont 42% +0.8pp 34% -0.9pp Northeast 33% -1.3pp 29% +0.3pp South/Texas 24% -3.6pp 30% +0.2pp Wind Production by Area (GWh) 4Q ’17 vs. 4Q ’16 FY ’17 vs. FY ’16 West 777 +1% 3,712 -10% MidCont 1,305 +2% 4,146 -3% Northeast 936 +13% 3,223 +20% South/Texas 863 +7% 3,627 +8% TOTAL 3,881 +5% 14,708 +2% Avg. Price(1) Var% vs. 4Q’16 Var% vs. FY’16 West -0% -$0.25/MWh +1% +$0.58/MWh MidCont +1% +$0.40/MWh 0% -$0.06/MWh Northeast -9% -$4.02/MWh -9% -$5.11/MWh South/ Texas -4% -$1.86/MWh +2% +$1.02/MWh